POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Robert Newman the undersigned’s true and lawful attorney-in-fact to:

(1) execute, acknowledge, and deliver such written documentation with respect to completing and filing a UNIFORM APPLICATION FOR ACCESS CODES TO FILE ON EDGAR with the U.S. Security and Exchange Commission (the “SEC”), all upon such terms and conditions as said attorney shall approve;

(2) execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Clean Energy technologies, Inc., a Nevada corporation (the “Company”), Forms 3, 4 and 5 in accordance with Section 16(a) and Schedules 13D and 13G in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or Schedule 13D or 13G, complete and execute any amendment or amendments thereto, and timely file such form or amendment with the SEC and any stock exchange or similar authority; and

(4) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder.

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The undersigned hereby acknowledges that (a) the foregoing attorney-in-fact is serving in such capacity at the request of the undersigned; (b) this Limited Power of Attorney authorizes, but does not require, such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information; (c) any documents prepared and/or executed by any attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact, in his sole discretion, deems necessary or advisable; (d) neither the Company nor any attorney-in-fact assumes (i) any liability for the undersigned’s responsibility to comply with the requirements of the Exchange Act, (ii) any liability of or to the undersigned for any failure to comply with such requirements, or (iii) any responsibility or other obligation of the undersigned under Section 16(b) of the Exchange Act, including any obligation to monitor for or discharge any liability of the undersigned for profit disgorgement under such Section; and (e) this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including, without limitation, all of the reporting and other requirements under Section 16 of the Exchange Act.

The undersigned agrees that each attorney-in-fact may rely entirely on information furnished orally or in writing by the undersigned to such attorney-in-fact. The undersigned also agrees to indemnify and hold harmless such attorney-in-fact against any losses, claims, damages or liabilities (or actions in these respects) that arise out of or are based upon any untrue statements or omission of necessary facts in the information provided by the undersigned to such attorney-in fact for purposes of executing, acknowledging, delivering or filing Forms 3, 4 or 5, including amendments thereto, or Form ID, and agrees to reimburse such attorney-in-fact for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action.

This Power of Attorney supersedes any power of attorney previously executed by the undersigned regarding the purposes outlined in the first paragraph hereof (“Prior Powers of Attorney”), and the authority of the attorneys-in-fact named in any Prior Powers of Attorney is hereby revoked.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and Schedules 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this _30_th day of May, 2018.

MGW INVESTMENT I LIMITED

By:	/s/Calvin Pang	Witness:	/s/ Lu Mo
Mr. Calvin Pang
Director

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POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Robert Newman the undersigned’s true and lawful attorney-in-fact to:

(1) execute, acknowledge, and deliver such written documentation with respect to completing and filing a UNIFORM APPLICATION FOR ACCESS CODES TO FILE ON EDGAR with the U.S. Security and Exchange Commission (the “SEC”), all upon such terms and conditions as said attorney shall approve;

(2) execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Clean Energy technologies, Inc., a Nevada corporation (the “Company”), Forms 3, 4 and 5 in accordance with Section 16(a) and Schedules 13D and 13G in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or Schedule 13D or 13G, complete and execute any amendment or amendments thereto, and timely file such form or amendment with the SEC and any stock exchange or similar authority; and

(4) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder.

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The undersigned hereby acknowledges that (a) the foregoing attorney-in-fact is serving in such capacity at the request of the undersigned; (b) this Limited Power of Attorney authorizes, but does not require, such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information; (c) any documents prepared and/or executed by any attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact, in his sole discretion, deems necessary or advisable; (d) neither the Company nor any attorney-in-fact assumes (i) any liability for the undersigned’s responsibility to comply with the requirements of the Exchange Act, (ii) any liability of or to the undersigned for any failure to comply with such requirements, or (iii) any responsibility or other obligation of the undersigned under Section 16(b) of the Exchange Act, including any obligation to monitor for or discharge any liability of the undersigned for profit disgorgement under such Section; and (e) this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including, without limitation, all of the reporting and other requirements under Section 16 of the Exchange Act.

The undersigned agrees that each attorney-in-fact may rely entirely on information furnished orally or in writing by the undersigned to such attorney-in-fact. The undersigned also agrees to indemnify and hold harmless such attorney-in-fact against any losses, claims, damages or liabilities (or actions in these respects) that arise out of or are based upon any untrue statements or omission of necessary facts in the information provided by the undersigned to such attorney-in fact for purposes of executing, acknowledging, delivering or filing Forms 3, 4 or 5, including amendments thereto, or Form ID, and agrees to reimburse such attorney-in-fact for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action.

This Power of Attorney supersedes any power of attorney previously executed by the undersigned regarding the purposes outlined in the first paragraph hereof (“Prior Powers of Attorney”), and the authority of the attorneys-in-fact named in any Prior Powers of Attorney is hereby revoked.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and Schedules 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30_th day of May, 2018.

By:	/s/Calvin Pang	Witness:	/s/ Lu Mo
Mr. Calvin Pang

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